UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             AccuPoll Holding Corp.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Nevada                        000-32849               11-2751630
           ------                        ---------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           -----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      Effective January 26, 2006, William E. Nixon resigned as President, Chief Executive Officer and a director of AccuPoll Holding Corp. (the "Company").

      Effective January 27, 2006, Andreea M. Porcelli and Philip G. Trubey resigned as directors of the Company.

      Effective January 27, 2006, Diana Dimadi resigned as Acting Chief Financial Officer of the Company.

Item 8.01 Other Events.

      On January 27, 2006, the Board of Directors of the Company's wholly owned subsidiary AccuPoll, Inc., a Delaware corporation, resolved that it is in the best interests of AccuPoll, Inc. to file a voluntary petition in the United States Bankruptcy Court pursuant to Chapter 7 of Title 11 of the United States Code. On January 27, 2006 Dennis Vadura was elected Chief Reorganization Officer and was authorized and directed to execute and deliver all documents necessary to perfect the filing of a voluntary Chapter 7 bankruptcy case on behalf of AccuPoll, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Accupoll Holding Corp.


Date: January 29, 2006                              /s/ Dennis Vadura
                                                    ----------------------------
                                                    Dennis Vadura
                                                    Chief Reorganization Officer


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